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                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington D.C. 20549

                                                           ----------------

                                                               FORM 8-A

                                          FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                                               PURSUANT TO SECTION 12(B) OR (G) OF THE
                                                   SECURITIES EXCHANGE ACT OF 1934


                                                   ALLOY STEEL INTERNATIONAL, INC.
                                                   -------------------------------
                                        (Exact Name of Registrant as Specified in its Charter)


              DELAWARE                                                                             98-0233941
              --------                                                                             ----------
(State of incorporation or organization)                                              (I.R.S. Employer Identification No.)


                                                       42 MERCANTILE WAY MALAGA
                                                    P.O. BOX 3087 MALAGA D C 6945
                                                          WESTERN AUSTRALIA
                                               (Address of Principal Executive Offices)

                                                               Copies to:

                                                         Clayton E. Parker, Esq.
                                                           Troy J. Rillo, Esq.
                                                       Kirkpatrick & Lockhart LLP
                                                  201 S. Biscayne Boulevard, Suite 2000
                                                          Miami, Florida 33131
                                                            (305) 539-3300



If this  form  relates  to the  registration  of a class  of   If this  form  relates  to the  registration  of a  class  of
securities pursuant to Section 12(b) of the Exchange Act and   securities  pursuant to Section 12(g) of the Exchange Act and
is effective pursuant to General  Instruction A.(c),  please   is effective pursuant to General  Instruction  A.(d),  please
check the following box. [ ]                                   check the following box. [ X ]


Securities Act registration statement file number to which this form relates: 333-49146

Securities to be registered pursuant to Section 12(b) of the Act:

             Title of Each Class                                                   Name of Each Exchange on Which
             to be So Registered                                                   Each Class is to be Registered
             -------------------                                                   ------------------------------

             None                                                                  None

Securities to be registered pursuant to Section 12(g) of the Act:

             Common Stock, par value $0.01
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ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
           -------------------------------------------------------

                     This information is incorporated by reference to the Registrant's Registration Statement on Form SB 2 (File No. 333-49146), filed with the Securities and Exchange Commission on November 2, 2000, as amended (the "REGISTRATION STATEMENT"), in the section entitled "Description of Capital Stock."

ITEM 2.    EXHIBITS.

        The following exhibits are filed as part of this Form 8-A.

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  EXHIBIT NO.     DESCRIPTION                                        LOCATION
  -----------     -----------                                        --------

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      3.1         Certificate of Incorporation of the Company        Incorporated by reference to Exhibit No. 3.1 to
                                                                     Registrant's Registration Statement (the "Registration
                                                                     Statement") on Form SB-2 (Registration Number
                                                                     333-49146)

      3.2         By-laws                                            Incorporated by reference to Exhibit No. 3.2 to the
                                                                     Registration Statement

      4.1         Form of Common Stock certificate                   Incorporated by reference to Exhibit No. 4.1 to the
                                                                     Registration Statement


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                                    SIGNATURE


                     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                             ALLOY STEEL INTERNATIONAL, INC.



June 12, 2001          By:   /s/ Alan Charles Winduss
                            ----------------------------------------------------
                            Alan Charles Winduss, Vice President and
                              Chief Financial Officer